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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  June 1, 2000

                            FAMILY GOLF CENTERS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         0-25098                      11-3223246
---------------                 ----------------                -------------
(State or other                 (Commission File                (IRS Employer
 jurisdiction of                 Number)                         Identification
 incorporation)                                                  No.)

                              538 Broadhollow Road

                            Melville, New York 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (631) 694-1666





                 ----------------------------------------------
                 (Former Address, if changed since last report)



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         Item 5. Other Events.

         Family Golf Centers, Inc. (the "Company") received notice from the Nasdaq Listing Qualifications Staff (the "Staff") that it had determined that given the Company's May 4, 2000 filing under Chapter 11 of the U.S. Bankruptcy Code, the continued listing of the Company's securities on The Nasdaq Stock Market was no longer warranted and, accordingly, the Company's securities were delisted on June 1, 2000. The Company does not intend to appeal the Staff's determination.

         On June 2, 2000, the Company received final approval from the bankruptcy court of its $15 million debtor-in-possession credit facility (the "DIP Facility") from The Chase Manhattan Bank. The DIP Facility is available to the Company for working capital and to pay post-petition operating expenses.

         The foregoing disclosure is qualified in its entirety by reference to the Revolving Credit Agreement and to the Final Order issued by the bankruptcy court and filed herewith as exhibits 2 and 3, hereto.

         Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) Exhibits.

         1.   Press Release issued by the Company on June 6, 2000.

         2. Revolving Credit and Guaranty Agreement, dated June 2, 2000, among Family Golf Centers, Inc., a debtor and a debtor-in-possession (the "Borrower"), the subsidiaries of the Borrower named therein (the "Guarantors"), the Banks party thereto (the "Banks") and The Chase Manhattan Bank, as Agent for the Banks.

         3. In re: Randall's Island Family Golf Centers, Inc., et. al. Debtors, Chapter 11, Case Nos. 00-B-41065 (SMB) through 00-41196 (SMB) (Jointly Administered), Final Order, filed in the United States Bankruptcy Court Southern District of New York, dated June 2, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 7, 2000

                                    FAMILY GOLF CENTERS, INC.

                                    By: /s/ Pamela S. Charles
                                        -------------------------------
                                          Pamela S. Charles,
                                          Vice President and Secretary


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                                INDEX TO EXHIBITS

         No.   Exhibit Description
         ---   -------------------

         1.    Press Release issued by the Company on June 6, 2000.

         2. Revolving Credit and Guaranty Agreement, dated June 2, 2000, among Family Golf Centers, Inc., a debtor and a debtor-in-possession (the "Borrower"), the subsidiaries of the Borrower named therein (the "Guarantors"), the Banks party thereto (the "Banks") and The Chase Manhattan Bank, as Agent for the Banks.

         3. In re: Randall's Island Family Golf Centers, Inc., et. al. Debtors, Chapter 11, Case Nos. 00-B-41065 (SMB) through 00-41196 (SMB) (Jointly Administered), Final Order, filed in the United States Bankruptcy Court Southern District of New York, dated June 2, 2000.


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